Exhibit 99.2

TD-4208 LAMA Phase 2b Study 0117 Results September 8, 2014

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Positive Top-Line Results in TD-4208 Phase 2b Study 0117 Met primary efficacy endpoint at doses of 88 mcg and above Met secondary efficacy endpoints at doses of 88 mcg and above Achieved objective of demonstrating sub-therapeutic dose Demonstrated significant bronchodilation over 24 hours Generally well tolerated

Randomized, double-blind, placebo-controlled parallel group study Primary efficacy endpoint: Change from baseline in trough FEV1 following Day 28 dose Multiple secondary efficacy, safety and tolerability endpoints 355 patients with moderate-to-severe COPD TD-4208 Phase 2b Dose-Ranging Study Design R Placebo QD 44 mcg QD 175 mcg QD 88 mcg QD 350 mcg QD Screening and washout Follow-up 1-6 weeks 4 weeks 1 week FEV1: forced exploratory volume in one second

Population Reflects Moderate-to-Severe COPD Patient Profile Characteristics of Patients Enrolled in Study Total (N=355) Mean age (years) 62 Male (%) 50% Current smoker (%) 54% Mean smoking pack-years 52 FEV1 / FVC ratio 0.51 Mean FEV1 (L) 1.3 Mean FEV1 % predicted 44 Not reversible to short-acting bronchodilators (%) 35% Concurrent ICS use (%) 37% FEV1: forced exploratory volume in one second FVC: forced vital capacity

Primary Endpoint of Change from Baseline in Trough FEV1 Met for Doses of 88 mcg and Above Change from baseline FEV1 44 mcg 88 mcg 175 mcg 350 mcg Difference from placebo (mL) 52 187 167 171 Multiplicity-adjusted p-value 0.141 <0.001 <0.001 <0.001 TD-4208 (mcg) p-values versus placebo: <0.001*** FEV1: forced exploratory volume in one second Placebo 44 88 175 350 Day 29 LSMeans Trough FEV1 -50 -20 10 40 70 100 130 160 190 *** *** *** LS Means ± SE

Placebo-corrected Spirometry Profiles on Day 28 Show Sustained Bronchodilation over 24 hours 24-hour Profile Differentiates Effective Doses from Sub-Effective Dose FEV1: forced exploratory volume in one second PD: pre-dose 0 50 100 150 200 250 PD 1 2 3 4 6 8 10 12 15 21 23.75 Time point (hours) Adjusted LS Mean FEV1 Change from Baseline (mL) TD-4208 Treatment Groups 44 mcg 88 mcg 175 mcg 350 mcg

Placebo-corrected change from baseline in weighted mean FEV1 (0-24hrs) on Day 28 165, 162 and 174 mL for 88, 175 and 350 mcg respectively (p<0.001) Demonstrates sustained 24-hour duration of action Median time to a 100 mL increase from baseline on Day 1 30 minutes for doses of 88 mcg and above (p<0.001) Demonstrates rapid onset of action Number of rescue puffs of albuterol over the 4-week treatment period Reduced by more than 1 puff per day for doses of 88 mcg and above (p<0.01) Demonstrates clinically meaningful decrease in rescue medication use Secondary Endpoints Met for Doses of 88 mcg and Above Secondary Endpoints Further Support Primary Analysis FEV1: forced exploratory volume in one second

Adverse Event Profile: Generally Well Tolerated Description Placebo (N=71) TD-4208 44 mcg (N=68) TD-4208 88 mcg (N=71) TD-4208 175 mcg (N=71) TD-4208 350 mcg (N=74) Any Adverse Events (AEs) 22 (31.0%) 16 (23.5%) 26 (36.6%) 22 (31.0%) 23 (31.1%) AEs with > 1% frequency: Headache 2 (2.8%) 1 (1.5%) 2 (2.8%) 1 (1.4%) 5 (6.8%) Dyspnea (shortness of breath) 2 (2.8%) 3 (4.2%) 3 (4.2%) 2 (2.7%) Cough 1 (1.4%) 3 (4.2%) 3 (4.1%) COPD worsening 2 (2.8%) 1 (1.4%) 2 (2.7%) Back pain 1 (1.4%) 2 (2.8%) 1 (1.4%) Oropharyngeal pain 1 (1.4%) 1 (1.5%) 2 (2.7%) Minimal reports of anti-cholinergic side effects

Overview of Adverse Event Profile Description Placebo (N=71) TD-4208 44 mcg (N=68) TD-4208 88 mcg (N=71) TD-4208 175 mcg (N=71) TD-4208 350 mcg (N=74) Any Adverse Events (AEs) 22 (31.0%) 16 (23.5%) 26 (36.6%) 22 (31.0%) 23 (31.1%) AEs Leading to Discontinuation 1 (1.4%) 1 (1.5%) 1 (1.4%) 5 (7.0%) 4 (5.4%) Serious AEs: Angina unstable 1 (1.4%)* Supraventricular tachycardia 1 (1.5%)** Intestinal obstruction 1 (1.4%)* Hypertension 1 (1.4%)* No evidence of dose-dependence for serious adverse events ** Assessed by blinded investigator as not related to study treatment ** Assessed by blinded cardiologist as very low likelihood of being related to study treatment

No clinically significant abnormalities in any laboratory parameters No clinically significant changes in vital signs No clinically significant change in ECG heart rate or QTcF interval No Clinically Significant Findings in Other Safety Measures

TD-4208 Phase 2b Study Summary Met primary and secondary efficacy endpoints at doses of 88 mcg and above Achieved objective of demonstrating sub-therapeutic dose of 44 mcg TD-4208 generally well tolerated TD-4208 demonstrated significant bronchodilation over 24 hours Results demonstrate TD-4208 potential to be best-in-class single agent product for COPD patients on nebulized therapy